Exhibit 99.3
Richard M. Osborne, Chairman and Chief Executive Officer Kevin J. Degenstein, President & COO Thomas J. Smith, Vice President, CFO and Director Glenn Hemminger, Director of Finance

Safe Harbor These slides contain (and the accompanying oral discussion will contain) "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including but not limited to the Company's continued ability to make dividend payments, the company's ability to implement its business plan, the company's ability to consummate its pending acquisitions and to successfully integrate the operations of the acquired companies; fluctuating energy commodity prices, the possibility that regulators may not permit the company to pass through all of its increased costs to its customers, changes in the utility regulatory environment, wholesale and retail competition, weather conditions, litigation risks, risks associated with contracts accounted for as derivatives, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

Energy, Inc Energy, Inc Energy, Inc NYSE Amex: EGAS $10.90 52-week price range $12.18 - $7.65 Avg. daily trading volume (12 mos.) 21,258 Market capitalization $66 million Common shares outstanding 6.07 million Float Float 3.23 million Dividend Yield Dividend Yield 5.15% Price to Earnings (2009) Price to Earnings (2009) 6.90x Ownership: Ownership: ^Institutional ^Institutional 10.67% ^Insider ^Insider 46.39% Customers Customers 62,000 Note: Market data as of May 6, 2010; ownership as of most recent filing. 3

Energy, Inc (NYSE Amex: EGAS)... ....is a natural gas utility holding company. Its strategy is to continually drive operating efficiencies, manage capital investments for the greatest returns, and to acquire natural gas utilities that provide customer expansion potential and earnings growth opportunities. 4

Corporate Overview Approximately 62,000 LDC customers Operates in six states January 2010 Ohio acquisition added 23,131 customers Transports & distributes ~29.0 Bcf of natural gas annually Markets natural gas in unregulated subsidiary in MT & WY Geographically diverse customer base enhances stability of operations Owns app.41% net revenue interest in app. 160 natural gas wells in MT 5

Business Strategy 6

Completed Acquisitions 2009 7

Completed Acquisitions 2010 8

Non-LDC Operations Resources 9

Non-LDC Operations Development 10

More mature market with growth potential for smaller acquisitions Less than 10 Utility Companies per state on average Montana and Wyoming have penetration rate of >90% Montana (30,000 customers / 10.5% market share) 5,508 MMcf (volume in 2009) Great Falls (population of 59,000) Cascade (population of 1,500) West Yellowstone (population of 1,200) Cut Bank (population of 3,100) Wyoming (6,400 customers / 1.2% market share) 1,407 MMcf (volume in 2009) Cody, Meeteetse and Ralston (population of 14,400) Western U.S. Opportunities U: Utility Companies C: Customers Data from AGA website as of Year End 2008 11 U: 9 C: 1,148,601 U: 5 C: 799,602 U: 5 C: 752,364 U: 6 C: 373,710 U: 20 C: 1,756,137 U: 4 C: 854,695 U: 21 C: 606,523 U: 11 C: 1,186,233 U: 14 C: 11,001,979 U: 18 C: 532,981 U: 10 C: 286,823 MT WA ID WY OR CA NV UT CO NM AZ

Midwest U.S. Opportunities Significant opportunities in Midwest U.S. Ohio (23,131 customers / <1.0% market share) Large number of utility companies Recent acquisition expanded customer base to Eastern Ohio 4.5 Bcf (volume in 2008) Larger number of small utility companies service the Midwest as compared with the Eastern and Western states 12 U: 152 C: 4,534,103 TX U: 65 C: 1,020,835 OK KS NE MN IA WI MI IL MO AR LA IN OH U: 83 C: 945,820 U: 24 C: 581,795 U: 40 C: 1,545,126 U: 58 C: 972,763 U: 13 C: 1,815,638 U: 14 C: 3,435,567 U: 40 C: 3,542,421 U: 52 C: 1,497,058 U: 86 C: 4,191,463 U: 42 C: 1,840,675 U: 14 C: 626,994 U: 133 C: 944,138 U: Utility Companies C: Customers Data from AGA website as of Year End 2008 Highlighted only states with greater than 10 utility companies

More opportunities in Southeast rather than Northeast U.S. Maine (1,288 customers / 4.6% market share) Large segments have penetration rates of <3% 15,738 MMcf (volume in 2009) Bangor, Brewer, Veazie, Orono and Old Town (population of 60,000) N. Carolina (1,105 customers / <1.0% market share) 2,108 MMcf (volume in 2009) Yadkinville, Wilkesboro, Norlina, Mt. Airy, Jefferson, Elkin, Dobson and Boone (population of 42,000) Eastern U.S. Opportunities U: 89 C: 1,920,950 GA U: 84 C: 859,969 AL U: 43 C: 737,839 FL U: Utility Companies C: Customers Data from AGA website as of Year End 2008 Highlighted only states with greater than 10 utility companies U: 77 C:839,969 KY U: 64 C:499,448 MS U: 102 C:1,212,759 TN U: 19 C: 618,939 SC U: 13 C: 1,211,691 NC U: 14 C: 1,208,440 VA U: 20 C: 381,752 WV U: 33 C: 2,869,579 PA U: 26 C: 4,684,213 NY U: 4 C: 28,143 ME U: 15 C: 1,533,130 MA 13

Financial Highlights

Gross Profit and Margin 2007 added Maine and North Carolina 2009 added Cut Bank, Montana ($ in millions) 16 Fiscal Year ended June 30 Fiscal Year ended Dec 31

Increasing Operating Income ($ in millions) 2007, reflects strong earnings growth from ME and NC 2007 to current, volume growth increased app. 20% 17 Fiscal Year ended June 30 Fiscal Year ended Dec 31 CAGR: 28.9% * 2008 Pro-forma unaudited

Net Income from Continuing Ops CAGR: 47.8%* ($ in millions) $6.8 Drivers: Increased volume Increased customer count Focus on cost control Investment in rate base 18 Fiscal Year ended June 30 Fiscal Year ended Dec 31 * Does not include deferred tax benefit * 2008 Pro-forma unaudited

Dividend per share and Payout Ratio 19 Fiscal Year ended June 30 Fiscal Year ended June 30 * Payout Ratio: Dividend per share / (2009 EPS - Deferred Tax Benefit per share)

Capital Expenditures: Investing in Growth ($ in millions) Continued investment in regulated operations Commands higher multiples Expansion in NC and ME Favorable competitive environment against alternative fuels 20 Fiscal Year ended June 30 Fiscal Year ended Dec 31

Consolidated Results 21 NOTE: All Charts Exclude Ohio, Corporate & Other and Discontinued Operations

EGAS Highlights Stable growth gas distribution businesses in MT, WY & OH Strong operations management team Large growth opportunities in NC and ME utilities Conservative financial strategy & capital structure allows for flexibility 22

NYSE AMEX: EGAS FACT SHEET Q4 2009 Energy, Inc., is an energy supplier and gas utility company. The Company distributes and sells approximately 29.0 billion cubic feet of natural gas to approximately 62,000 end-use residential, commercial, and industrial customers through regulated utilities operating in Montana, Wyoming, Ohio, Pennsylvania, North Carolina and Maine. The Company markets approximately 2.4 billion cubic feet of natural gas to commercial and industrial customers in Montana and Wyoming on an unregulated basis. The Company also has 48% gross working interest in 160 natural gas producing wells and gas gathering assets. In addition, the Company owns the Shoshone interstate and the Glacier gathering pipelines located in Montana and Wyoming. Its Montana public utility was originally incorporated in 1909 and is headquartered in Great Falls, Montana. FINANCIAL HIGHLIGHTS AND MARKET DATA COMPANY PROFILE DIVIDENDS IN U.S. DOLLARS BY FISCAL YEAR ENERGY, INC OPERATIONS IR CONTACT Deborah K. Pawlowski Kei Advisors LLC 12 Fountain Plaza Buffalo, NY 14201 Ph: 716.843.3908 Fax: 716.856.0432 dpawlowski@keiadvisors.com MAY 2010 COMPANY OVERVIEW CORPORATE STRUCTURE MANAGEMENT TEAM Richard M. Osborne has been the Chief Executive Officer for the Company since November 2007 and a director of the Company since 2003. He is the President and CEO of OsAir, Inc., a developer and manufacturer of industrial gases for pipeline delivery. Kevin J. Degensteinbecame President and COO June of 2008, he served as our Sr. Vice President of Operations since Sept. 2006. Prior to 2006, Mr. Degenstein was employed by EN Engineering, an engineering consulting firm from Jan. 2002-Aug. 2006. From 1982-2001, Kevin held various operating positions at Nicor Gas. Thomas J. Smith has been the Chief Financial Officer for the Company since November 2007 and a director of the Company since 2003. Mr. Smith currently serves as a director of Corning Natural Gas in Corning, NY since 2006. Frontier Utilities of North Carolina, Inc. Penobscot Natural Gas, Inc. Great Plains Natural Gas Company "Great Plains" Lightning Pipeline Company, Inc. "Lightning" NYSE Amex: EGAS Fiscal Year End: December 31 Market Capitalization: $71.6 million Total Shares Outstanding: 6.1 million As of Fiscal Year End 2009 Net income: $6.8 million Diluted EPS: $1.58 Operating income: $9.1 million Dividend: $0.53 Dividend Yield: 4.7% Total Assets: $78.6 million Market Data as of May 2, 2010 Montana Wyoming Resources Development

FACT SHEET Q4 2009 COMPANY FINANCIALS MAY 2010 COMPANY OVERVIEW FOURTH QUARTER AND FISCAL 2009 HIGHLIGHTS YEAR OVER YEAR SNAPSHOT In addition to historical information, this fact sheet may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward- looking statements are not guarantees of future performance, and involve risks and uncertainties, and that actual results may differ materially from those contemplated by forward-looking statements. Factors that may affect forward-looking statements and the company's business generally include but are not limited to the company's ability to successfully integrate the operations of the companies it has recently acquired and consummate additional acquisitions, the company's continued ability to make dividend payments, the company's ability to implement its business plan, fluctuating energy commodity prices, the possibility that regulators may not permit the company to pass through all of its increased costs to its customers, changes in the utility regulatory environment, wholesale and retail competition, the company's ability to satisfy its debt obligations, including compliance with financial covenants, weather conditions, litigation risks, and various other matters, many of which are beyond the company's control, the risk factors and cautionary statements made in the company's public filings with the Securities and Exchange Commission. Energy, Inc. expressly undertakes no obligation to update or revise any forward-looking statement contained herein to reflect any change in Energy, Inc.'s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. For the year ended December 31, 2009, consolidated net income was $6.8 million or $1.58 per diluted share, compared to $3.3 million or $0.77 per diluted share in the twelve months ended December 31, 2008. Natural Gas Operations segment continues to see customer growth as we expand our facilities to meet the strong demand for natural gas service, and contributed net income of approximately $1.7 million for the fourth quarter of 2009 compared to net income of $610,000 for the same quarter of 2008. The Pipeline Operations segment contributed net income of $10,000 for the fourth quarter of 2009 compared to $35,000 for the same period in 2008. The Marketing and Production segment returned a net loss of $119,000 compared to net income of $488,000 for the same quarter of 2008. Included in the results of the Marketing and Production segment is a loss of $687,000, on our equity investment in Kykuit Resources due to the write-off of drilling costs relating to dry holes. The Corporate and Other segment returned net income of $2.7 million for the quarter compared to a net loss of $360,000 for the same quarter in 2008. Included in the results is a $2.8 million tax benefit relating to the deferred tax asset associated with the Frontier and Bangor acquisitions. NYSE AMEX: EGAS